UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2020

BIOSPECIFICS TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19879	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Righter Parkway Delaware Corporate Center II Wilmington, DE		19803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516.593.7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	BSTC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2020, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation, as amended (the “Charter Amendment”) to increase the number of authorized shares of the Company’s common stock from 10,000,000 shares to 15,000,000 shares. As described below under Item 5.07, the Charter Amendment was approved by the Company’s stockholders at the 2020 Annual Meeting (as defined below). The Charter Amendment is filed herewith as Exhibit 3.1 and is incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of stockholders of the Company (the “2020 Annual Meeting”) was held on June 12, 2020 via remote communication. At the 2020 Annual Meeting, the holders of 6,722,687 shares of the Company’s common stock were represented in person or by proxy, thereby constituting a quorum.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the 2020 Annual Meeting.

Proposal 1. The stockholders of the Company elected Jennifer Chao, Mark Wegman, and Toby Wegman to the Board of Directors of the Company (the “Board”) to serve as Class III directors until the 2023 annual meeting of stockholders or until he or she resigns, is removed, or otherwise leaves office. The votes were cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Jennifer Chao	5,134,221	143,022	1,445,444
Mark Wegman	4,906,270	370,973	1,445,444
Toby Wegman	4,182,838	1,094,405	1,445,444

Proposal 2. The stockholders of the Company approved the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
6,653,733	5,663	63,291	—

Proposal 3. The stockholders of the Company approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers in 2020. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
5,048,496	202,812	25,935	1,445,444

Proposal 4. The stockholders of the Company ratified the adoption by the Board of the Rights Agreement, dated April 10, 2020, by and between the Company and Worldwide Stock Transfer, LLC. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
3,284,359	1,988,150	4,734	1,445,444

Proposal 5. The stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
6,249,588	460,133	12,966	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of BioSpecifics Technologies Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioSpecifics Technologies Corp.

By:	/s/ Carl A. Valenstein
Carl A. Valenstein
Corporate Secretary

Dated: June 15, 2020